Exhibit 10.8

FINAL

RSU

(Director)

AMENDMENT NO. 1

TO THE

NORTHWEST AIRLINES CORPORATION

2007 STOCK INCENTIVE PLAN

RESTRICTED STOCK UNIT AWARD

(Effective as of April 14, 2008)

This AMENDMENT NO. 1 TO THE NORTHWEST AIRLINES CORPORATION 2007 STOCK INCENTIVE PLAN RESTRICTED STOCK UNIT AWARD (the Amendment”) is hereby adopted and approved by the Board of Directors of Northwest Airlines Corporation (the “Company”) as of the date set forth above.

Pursuant to the authority granted under Section 3.1(g) of the Northwest Airlines Corporation 2007 Stock Incentive Plan (the “Plan”), the Board of Directors of the Company hereby amends the Plan’s Restricted Stock Unit Award (the “RSU”) as follows:

1.                             Amendment of RSU.  Section 2 of the RSU is hereby amended by deleting the final sentence therein in its entirety and replacing it with the following:

“Notwithstanding the foregoing, in the event the Company has not received all such required approvals on or before the date of the meeting of the Company’s stockholders that next follows the Grant Date (the “Stockholder Meeting”), then the Award shall be cancelled immediately and the Company shall have no further obligations hereunder.”

2.                             Amendment of the RSU.  Section 3.1 of the Award is hereby amended: by deleting “One installment equal to 33.33% of the Award upon May 31, 2008” and replacing it with the following: “One installment equal to 33.33% of the Award upon the later of (a) May 31, 2008, and (b) the date of the Stockholder Meeting.”

3.                             Amendment of RSU.  Section 3.3 of the RSU is deleted in its entirety and hereby replaced with the following:

“Change of Control: Notwithstanding any other provision of the Terms and Conditions, in the event of a Change in Control while Grantee is a member of the Company’s Board of Directors, 100% of the Restricted Stock Units shall vest (to the extent not previously vested).”

4.                             Definitions. Except as otherwise defined in this Amendment, capitalized terms used but not defined herein shall have the meanings given them in the Northwest Airlines Corporation 2007 Stock Incentive Plan or the RSU.

                                Adopted by the Board of Directors of Northwest Airlines Corporation on April 14, 2008.